Exhibit 3.5

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU
206 NORTH OFFICE BUILDING
P. O. BOX 8722
HARRISBURG, PA 17105-8722
WWW.DOS.STATE.PA.US/CORPS

PAVILLION NORTH PARTNERS, INC.

          THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH . THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA.

          IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, PLEASE VISIT OUR WEB SITE LOCATED AT WWW.DOS.STATE.PA.US/CORPS OR PLEASE CALL OUR MAIN INFORMATION TELEPHONE NUMBER (717)787-1057. FOR ADDITIONAL INFORMATION REGARDING BUSINESS AND / OR UCC FILINGS, PLEASE VISIT OUR ONLINE “SEARCHABLE DATABASE” LOCATED ON OUR WEB SITE.

ENTITY NUMBER :	3295726

MICROFILM NUMBER :	2005093

MICROFILM START - END :	700 - 701

CT CORP
COUNTER

2005093- 700

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Statement of Change of Registered Office (15 pa.c.s.)
Entity Number	☒	Domestic Business Corporation (§ 1507)
3295726	☐	Foreign Business Corporation (§ 4144)
	☐	Domestic Nonprofit Corporation (§ 5507)
	☐	Foreign Nonprofit Corporation (§ 6144)
	☐	Domestic Limited Partnership (§ 8506)

	Name	Document will be returned to the
name and address you enter to the left.
Address	CT CORP-COUNTER	ï

City State Zip Code

Fee: $70	Filed in the Department of State on	SEP 15 2005

/s/ Pedro A. Corte's
Secretary of the Commonwealth

          In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name is:
Pavillion North Partners, Inc.

2.	The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

	(a) Number and street 9800 Old Perry Highway	City Wexford	State Pennsylvania	Zip 15090	County Allegheny

	(b) Name of Commercial Registered Office Provider			County
c/o:

3.	Complete part (a) or (b):

	(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

	Number and street	City	State	Zip	County

	(b)	The registered office of the corporation or limited partnership shall be provided by:

c/o: C T Corporation System				Philadelphia
Name of Commercial Registered Office Provider County

2005093- 701
DSCB: 15-1507/4144/5507/614418506-2

4.	Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this

29 day of Aug, 2005.

Pavillion North Partners, Inc.
Name of Corporation/Limited Partnership

/s/ [ILLEGIBLE]
Signature

CFO
Title

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU
206 NORTH OFFICE BUILDING
P. O. BOX 8722
HARRISBURG, PA 17105-8722
WWW.DOS.STATE.PA.US/CORPS

PAVILLION NORTH PARTNERS, INC.

          THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA.

          IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, PLEASE VISIT OUR WEB SITE LOCATED AT WWW.DOS.STATE.PA.US/CORPS OR PLEASE CALL OUR MAIN INFORMATION TELEPHONE NUMBER (717)787-1057. FOR ADDITIONAL INFORMATION REGARDING BUSINESS AND / OR UCC FILINGS, PLEASE VISIT OUR ONLINE “SEARCHABLE DATABASE” LOCATED ON OUR WEBSITE.

ENTITY NUMBER :	3295726

MICROFILM NUMBER:	2005034

MICROFILM START - END :	531 - 532

PATRICIA A JUNKER
KLEET ROONEY LIEBER & SCHORLING
FAX # 412-392-2128

Articles of Incorporation
of
Pavillion North Partners, Inc.

1.	The name of the corporation is
Pavillion North Partners, Inc.

2.	The address of the initial registered office of the corporation in Pennsylvania (which is located in Allegheny County) is:

9800 Old Perry Highway Wexford, PA 15090

3.	The corporation is incorporated under the Business Corporation Law of 1988, as amended.

4.
The aggregate number of shares that the corporation shall have authority to issue is 10,000 shares of common stock, $0.01 par value per share. The board of directors shall have the full authority permitted by law to divide the authorized and unissued shares into classes or series, or both, and to determine for any such class or series its designation and the number of shares of the class or series and the voting rights, preferences, limitations and special rights, if any, of the shares of the class or series.

5.	The shareholders shall not have the right to cumulate their votes for the election of directors.

6.
Subject only to the limitations in 15 Pa.C.S. § 1713(b)(1), a director of the corporation shall not be personally liable, as such, for monetary damages for any action taken or failure to take any action unless:

(1) the director has breached or failed to perform the duties of his or her office under 15 Pa.C.S. Subch. 17B; and

(2) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

2005 MAR 31 PM 3:11

PA. DEPT OF STATE

1

7.	These articles of incorporation may be amended in the manner prescribed at the time by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

8.	The name and address of the incorporator are:

Patricia A. Junker
c/o Klett Rooney Lieber & Schorling
One Oxford Centre, 40th Floor
Pittsburgh, PA 15219

          IN TESTIMONY WHEREOF, the incorporator has signed these Articles of Incorporation on March 31, 2005.

/s/ Patricia A. Junker
Patricia A. Junker

2

No._________________________ Term, 19 ________

Proof of Publication of Notice in Post-Gazette

          Under Act No. 587, Approved May 16, 1929, P.L. 1784, as last amended by Act No. 409 of September 29, 1951

Commonwealth of Pennsylvania, County of Allegheny, ss: M. Goodwin             , being duly sworn, deposes and says that the Post-Gazette, a newspaper of general circulation published in the City of Pittsburgh, County and Commonwealth aforesaid, was established in 1993 and the Post-Gazette and Sun-Telegraph was established in 1960 and the Pittsburgh Post-Gazette was established in 1927 by the merging of the Pittsburgh Gazette established in 1786 and the Pittsburgh Post, established in 1842, since which date the said Post-Gazette has been regularly issued in said County and that a copy of said printed notice or publication is attached hereto exactly as the same was printed and published in the        regular          editions and issues of the said Post-Gazette a newspaper of general circulation on the Following dates, viz:

          April 13, 2005

Affiant further deposes that he/she is an agent for the PG Publishing Company, a corporation and publisher of the Post-Gazette; that, as such agent, affiant is duly authorized to verify the foregoing statement under oath; that affiant is not interested in the subject matter of the aforesaid notice or publication; and that all allegations in the foregoing statement as to time, place and character of publication are true.

/s/ M. Goodwin
PG Publishing Company
Sworn to and subscribed before me this day of:

April 13, 2005

/s/ Mary E. Wazenegger

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Mary E. Wazenegger, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires Feb. 18, 2008
Member, Pennsylvania Association of Notaries

STATEMENT OF ADVERTISING COSTS
Klett Rooney Lieber & Schorling
Attn: Pat Junker
One Oxford Ctr. 40th. Fl.
Pittsburgh Pa. 15219

To PG Publishing Company

Total	$107.10

COPY OF NOTICE OR PUBLICATION

CHARTER NOTICE FOR PENNSYLVANIA CORPORATION

          Notice is hereby given that Articles of Incorporation were filed with the Department of State of the Commonwealth of Pennsylvania, for a business corporation, with the name of Pavillion North Partners, Inc., which was incorporated under the provisions of the Pennsylvania Business Corporation Law of 1988, as amended.

Publisher’s Receipt for Advertising Costs

PG PUBLISHING COMPANY, publisher of the Post-Gazette, a newspaper of general circulation, hereby acknowledges receipt of the aforsaid advertising and publication costs and certifies that the same have been fully paid.

Office Boulevard of the Allies PITTSBURGH, PA 15230		PG Publishing Company, a Corporation, Publisher of Post-Gazette, a Newspaper of General Circulation
Phone 412-263-1338	By

I hereby certify that the foregoing is the original Proof of Publication and receipt for the Advertising costs in the subject matter of said notice.

Attorney for

Articles of Incorporation
Pavillion North Partners, Inc.

Proof of Publication Notice in Pittsburgh Legal Journal

UNDER ACT OF MAY 16, 1929, P.L. 1784, AS LAST AMENDED BY ACT 520, OF JULY 5, 1947

State of Pennsylvania County of Allegheny,	}	ss:

          Jennifer Pulice, a designated agent of the Publisher of the PITTSBURGH LEGAL JOURNAL, being duly sworn, deposes and says that the PITTSBURGH LEGAL JOURNAL is a legal newspaper which is published by the Allegheny County Bar Association at the offices at 400 Koppers Building, Pittsburgh, Allegheny County, Pennsylvania; and that the PITTSBURGH LEGAL JOURNAL was established as a weekly newspaper on April 23, 1853, and as a daily legal newspaper on January 4, 1926, since which date said daily newspaper has been regularly issued in said County, and that a copy of the printed notice or publication which is attached hereto is exactly the same as it was printed and published in the regular editions and issues of the said daily legal newspaper on the FOLLOWING DATES, viz:

15th Day of April 2005.

          Affiant further deposes that she is an agent duly authorized by the publisher of said PITTSBURGH LEGAL JOURNAL, to verify the foregoing statement under oath and also declares that affiant is not interested in the subject matter of the aforesaid notice or publication, and that all allegations in the foregoing statement as to time, place and character of publication are true.

/s/ Jennifer Pulice
Jennifer Pulice Agent for the Publisher of the PITTSBURGH LEGAL JOURNAL

Sworn to and subscribed before me this 15th Day of April 2005.

/s/ Margaret Ann Lewis

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Margaret Ann Lewis, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires Nov. 16, 2008
Member, Pennsylvania Association of Notaries

Statement of Advertising Costs

Klett Rooney Lieber & Schorling PC
One Oxford Ctr
301 Grant St, 40th Fl
Pittsburgh PA 15219

TO PITTSBURGH LEGAL JOURNAL

For Publishing the notice or advertisement attached hereto on the above stated dates	$61.00
Proof Fees	$1.00
Total Invoice ADP -0136286	$62.00

Copy of Notice or Publication

          Notice is hereby given that Articles of Incorporation were filed with the Department of State of the Commonwealth of Pennsylvania, for a business corporation which has been incorporated under the provisions of Business Corporation Law of 1988. The name of the corporation is PAVILLION NORTH PARTNERS, INC. 1F 105

Publisher’s Receipt for Advertising Costs

The PITTSBURGH LEGAL JOURNAL hereby acknowledges receipt of the aforesaid advertising and publication costs and certifies that the same have been fully paid.

Business Office — 400 Koppers Building	PITTSBURGH LEGAL JOURNAL PAID 4/21/2005
Pittsburgh, PA 15219
Established 1853-Phone 412 261 — 6255	BY

I Hereby certify that the foregoing is the original Proof of Publication and Receipt for the Advertising costs in the subject matter of said notice.

Attorney for